UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On May 23, 2017, the Board of Directors of Eastman Kodak Company (the “Company”) approved an amendment to Article 2, Section 1 of the Company’s Third Amended and Restated By-Laws (the “By-Laws”), to reduce the minimum number of Directors that may constitute the Board of Directors from nine to seven. The amendment to the By-Laws was made in order to permit the number of Directors comprising the Board following the May 23, 2017 Annual Meeting of Shareholders and to provide greater flexibility to the Board regarding its size.  No other changes were made to the By-Laws. The amendment is contained in the Fourth Amended and Restated By-Laws of Eastman Kodak Company, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) was held on May 23, 2017 at 9:00 a.m. ET at The Benjamin, 125 East 50th Street, New York, NY.  The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 10, 2017 and filed a supplement thereto with the Securities and Exchange Commission on May 18, 2017.  As of March 29, 2017, the record date for the Annual Meeting, there were 42,451,096 shares of common stock and 2,000,000 shares of 5.50% Series A convertible preferred stock (“Series A Preferred Stock”) issued and outstanding.  Holders of shares of common stock and Series A Preferred Stock vote together as a single class, with holders of common stock having one vote per share and holders of Series A Preferred Stock having 5.7471 votes per share (representing the number of shares of common stock into which each share of Series A Preferred Stock was convertible as of the record date). Accordingly, a total of 53,945,296 votes were entitled to be cast at the Annual Meeting.  Holders of shares representing an aggregate of 52,184,620 votes were present or represented at the Annual Meeting, constituting a quorum for the transaction of business.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.

Shareholders elected each of the Company’s nominees for director to serve a term of one year to expire at the 2018 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark S. Burgess	48,176,977	195,293	9,869	3,802,481
Jeffrey J. Clarke	48,174,638	198,415	9,086	3,802,481
James V. Continenza	48,158,788	213,420	9,931	3,802,481
Matthew A. Doheny	48,176,170	196,048	9,921	3,802,481
Jeffrey D. Engelberg	48,176,314	195,954	9,871	3,802,481
George Karfunkel	48,174,692	197,520	9,927	3,802,481
Jason New	48,046,676	325,592	9,871	3,802,481
William G. Parrett	48,098,535	273,766	9,838	3,802,481
2.	Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers (as set forth in the definitive Proxy Statement), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,155,951	166,807	59,381	3,802,481

3.

Shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve a one-year term beginning on the date of the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions
52,130,995	29,160	24,465

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
3.1	Fourth Amended and Restated By-Laws of Eastman Kodak Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2017

EASTMAN KODAK COMPANY

By:	/s/ Sharon E. Underberg
Sharon E. Underberg
General Counsel, Secretary and Senior Vice President

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